                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) November 7, 2002


                             BIZNESSONLINE.COM, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                            0-25957                         06-1519132
  -------------------------------         ----------------------             ------------------
  (State or other jurisdiction of        (Commission File Number)               (IRS Employer
          incorporation)                                                     Identification No.)

                             ---------------------



                          1720 Route 34, P.O. Box 1347
                             Wall, New Jersey 07719
        ----------------------------------------------------------------
                    (Address of principal executive offices)


                                 (732) 280-6408
                 -----------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                -----------------------------------------------
                         (Former name or former address,
                          if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

         A copy of the press release issued by BiznessOnline.com, Inc. on November 7, 2002 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

         (a) Financial statements of businesses acquired.

                  None.

         (b) Pro-forma financial information.

                  None.

         (c) Exhibits.

           Regulation S-K
            Item Number                         Description
          ---------------      -------------------------------------------------

              99.1             Press Release issued by BiznessOnline.com, Inc.
                               on November 7, 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BIZNESSONLINE.COM, INC.



Date: November 7, 2002                   By: /s/ Ron Gavillet
                                             -----------------------------------
                                             Name: Ron Gavillet
                                             Title: Executive Vice President
                                                    and Secretary

                                  Exhibit Index

           Regulation S-K
            Item Number                   Description
          ---------------    ----------------------------------------------

              99.1           Press Release issued by BiznessOnline.com, Inc.
                             on November 7, 2002